Exhibit 10.36

EXECUTION COPY

FIRST AMENDMENT dated as of September 29, 2005 (this “Amendment”), to the Credit Agreement dated as of December 2, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among AMERISOURCEBERGEN CORPORATION, a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), the issuing banks from time to time party thereto (the “Issuing Banks”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders.

The Borrower has requested that the Credit Agreement be amended as set forth herein.

In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendments effective as of the Amendment Effective Date. On the Amendment Effective Date set forth in paragraph (a) of Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their proper alphabetical order, each such definition to replace the existing definition in its entirety in Section 1.01 where such definition exists:

“Canadian Dollars” and “Cdn.$” shall mean lawful currency of Canada.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.”

“Fitch” means Fitch, Inc.

“Investment Grade” means (a) in the case of S&P, BBB- or higher, (b) in the case of Moody’s, Baa3 or higher and (c) in the case of Fitch, BBB- or higher.

“New Bonds” means the Borrower’s (a) 5 5/8% Senior Notes due 2012 in an aggregate principal amount of $400,000,000 and (b) 5 7/8% Senior Notes due 2015 in an aggregate principal amount of $500,000,000.

“Ratings Agency” means S&P, Moody’s or Fitch.

(b) The definition of “Permitted Acquisitions” in Section 1.01 of the Credit Agreement is amended by replacing clause (c) thereof in its entirety with the following:

“(c) in the case of any Subsidiary formed for the purpose of or resulting from such acquisition organized and existing under the laws of the United States, all the Equity Interests of each such Subsidiary shall be owned directly by the Borrower and/or a wholly owned Subsidiary organized and existing under the laws of the United States (other than Equity Interests permitted to be owned by management) and all actions required to be taken with respect to such acquired or newly formed Subsidiary under Section 5.09 shall have been taken,”

(c) Section 6.01 of the Credit Agreement is amended by (i) replacing paragraphs (c) and (d) thereof in their entirety with the following paragraphs (c) and (d) and (ii) inserting the following paragraph (e):

“(c) Indebtedness of Excluded Subsidiaries (other than JM Blanco, Inc., Project Snow, Inc., any Subsidiary of Project Snow, Inc. and any Securitization Entity) in an aggregate principal amount not exceeding $300,000,000 at any time outstanding;

(d) Indebtedness of JM Blanco, Inc. in an aggregate principal amount not exceeding $55,000,000 at any time outstanding; and

(e) Indebtedness of Project Snow, Inc. and its Subsidiaries, taken as a whole, in an aggregate principal amount not exceeding Cdn.$135,000,000 at any time outstanding.”

(d) Section 6.03(a) of the Credit Agreement is amended by renumbering clause (iii) thereof as clause (iv) and inserting the following new clause (iii) immediately after clause (ii) thereof:

“(iii) any Permitted Acquisition or Permitted Other Acquisition permitted under Section 6.04 may be accomplished by a merger of one or more Subsidiaries in a transaction in which the surviving entity is a Subsidiary and (if any Subsidiary party to such merger is a Subsidiary Loan Party) is a Subsidiary Loan Party”.

(e) Section 6.04 of the Credit Agreement is amended by inserting the following proviso immediately following paragraph (d) thereof:

“; provided that the cumulative aggregate consideration to be paid in respect of (x) all such Permitted Acquisitions of Foreign Subsidiaries under this paragraph and (y) all Permitted Other Acquisitions permitted under paragraph (e), in each case during the term of this Agreement (including Indebtedness to be assumed or repaid by the Borrower or any Subsidiary) shall not exceed $850,000,000;”

(f) Section 6.04 of the Credit Agreement is further amended by replacing paragraphs (e) and (h) thereof in their entirety with the following paragraphs (e) and (h):

“(e) Permitted Other Acquisitions in respect of which the aggregate amount of consideration paid after the date hereof (including Indebtedness assumed or repaid by the Borrower or a Subsidiary) does not exceed at any time $200,000,000;”

“(h) other investments, loans, advances and Guarantees constituting Indebtedness not prohibited by Section 6.01; provided that the aggregate amount thereof (excluding (x) any such Guarantees entered into prior to September 29, 2005, to the extent the Indebtedness guaranteed thereby does not increase on or after such date, and (y) any such Guarantee in respect of Indebtedness permitted under Section 6.01(e)) shall not exceed $350,000,000 at the time of and after giving effect to the making or incurrence of any such investment, loan, advance or Guarantee unless the Leverage Test or the Ratings Test shall be satisfied at such time and would remain satisfied upon the completion of such investment, loan, advance or Guarantee.”

(g) Article VII of the Credit Agreement is amended by inserting at the end of paragraph (d) thereof the words “or in Section 9.16(b)”.

SECTION 2. Further Amendment effective as of the Guarantee Amendment Effective Date. On the Guarantee Amendment Effective Date set forth in paragraph (b) of Section 4 below, the Credit Agreement is hereby further amended by adding thereto the following new Section 9.16:

“SECTION 9.16. Release of Guarantees; New Guarantees. (a) Notwithstanding any other provision of this Agreement, if at any time (i) the New Bonds shall have Investment Grade ratings from at least two of the three Ratings Agencies, (ii) immediately following the application of this Section, no Subsidiary shall be liable for the New Bonds or any other Material Indebtedness (other than (x) Indebtedness referred to in clauses (a) through (e) of Section 6.01, (y) Guarantees by Foreign Subsidiaries of Material Indebtedness of other Foreign Subsidiaries and (z) Material Indebtedness of Foreign Subsidiaries that is not Guaranteed by any Domestic Subsidiary), whether as a primary obligor or as a Guarantor, and (iii) the Borrower shall have delivered to the Administrative Agent a certificate confirming that the conditions set forth in the preceding clauses (i) and (ii) shall be satisfied simultaneously with the termination of the Guarantee Agreement, the Guarantee Agreement shall automatically terminate and the proviso to paragraph (d) of Section 6.04 shall be automatically deleted, in each case without any further action or consent by any party hereto or to the Guarantee Agreement.

(b) The Borrower will not permit any Subsidiary to be liable for the New Bonds or any other Material Indebtedness (other than (x) Indebtedness referred to in clauses (a) through (e) of Section 6.01, (y) Guarantees by Foreign Subsidiaries of Material Indebtedness of other Foreign Subsidiaries and (z) Material Indebtedness of Foreign

Subsidiaries that is not Guaranteed by any Domestic Subsidiary), whether as a primary obligor or under any Guarantee, unless such Subsidiary shall have executed and delivered a Guarantee of the Obligations satisfactory in form and substance to the Administrative Agent. The Borrower will not permit any such Material Indebtedness to contain any provision requiring, contingently or otherwise, that any Subsidiary guarantee any obligations thereunder (other than any provision requiring Guarantees by Foreign Subsidiaries of Material Indebtedness of other Foreign Subsidiaries) unless this Agreement shall have been amended to incorporate such provision, mutatis mutandis, into the appropriate Article herein.”

SECTION 3. Representations and Warranties. The Borrower represents and warrants as of the Amendment Effective Date to the Lenders that:

(a) Before and after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents (as amended hereby) are true and correct in all material respects except to the extent that any representation or warranty expressly relates to an earlier date (in which case such representation or warranty is correct as of such earlier date).

(b) Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

(c) The execution and delivery of this Amendment and the effectiveness of the provisions hereof will not violate or result in a default under any indenture or other material agreement or instrument binding upon the Borrower or any of its Subsidiaries or on their assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and will not result in the creation or imposition thereunder of any Lien on any asset of the Borrower or any of the other Subsidiaries.

SECTION 4. Conditions to Effectiveness. (a) This Amendment shall become effective (except as to Section 2 hereof) on the date (the “Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(i) The Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, each Subsidiary Loan Party, the Administrative Agent and the Required Lenders.

(ii) The Administrative Agent shall have received all amounts due hereunder or under the Credit Agreement and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any Loan Document.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

(b) Section 2 of this Amendment shall become effective on the date (the “Guarantee Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(i) the Amendment Effective Date shall have occurred;

(ii) the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, each Subsidiary Loan Party, the Administrative Agent and each Lender; and

(iii) The Administrative Agent shall have received the Amendment Fee.

The Administrative Agent shall notify the Borrower and the Lenders of the Guarantee Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Agreements. (a) Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used herein, the terms “Credit Agreement”, “herein”, “hereunder”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby.

(b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guarantee Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any of the Borrowers or Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Guarantee Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement, the Guarantee Agreement and the other Loan Documents.

SECTION 6. Amendment Fee. The Borrower agrees to pay on the Guarantee Amendment Effective Date in immediately available funds to the Administrative Agent for the account of each Lender an amendment fee (the “Amendment Fee”) equal to 0.05% of the Commitment of such Lender as of the Guarantee Amendment Effective Date. The parties agree that no fees shall be payable to Lenders in respect of this Amendment other than as set forth in this Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMERISOURCEBERGEN CORPORATION,

By	/s/ JACK F. QUINN
Name:	Jack F. Quinn
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.
individually and as Administrative Agent,

By	/s/ DAWN LEE LUM
Name:	Vice President

SIGNATURE PAGE to the FIRST AMENDMENT dated as of September 29, 2005, in respect of the CREDIT AGREEMENT dated as of December 2, 2004.

To approve the amendment:

Lender:

By:
Name:
Title:

By:
Name:
Title:

AMBULATORY PHARMACEUTICAL SERVICES, INC.
AMERISOURCEBERGEN DRUG CORPORATION
AMERISOURCEBERGEN SERVICES CORPORATION
AMERISOURCE HEALTH SERVICES CORPORATION
AMERISOURCEBERGEN HOLDING CORPORATION
AMERISOURCE SALES CORPORATION
ANDERSON PACKAGING, INC.
ASD SPECIALTY HEALTHCARE, INC.
AUTOMED TECHNOLOGIES, INC.
SOLANA BEACH, INC.
BROWNSTONE PHARMACY, INC.
CAPSTONE MED, INC.
CAPSTONE PHARMACY OF DELAWARE, INC.
CHOICE MEDICAL, INC.
CLINICARE CONCEPTS, INC.
COMPUSCRIPT, INC.
COMPUTRAN SYSTEMS, INC.
DUNNINGTON RX SERVICES OF MASSACHUSETTS, INC.
DUNNINGTON RX SERVICES OF RHODE ISLAND, INC.
EXPRESS PHARMACY SERVICES, INC.
FAMILY CENTER PHARMACY, INC.
GOOT NURSING HOME PHARMACY, INC.
HEALTH SERVICES CAPITAL CORPORATION
IHS ACQUISITION XXX, INC.
IMEDEX, INC.
INSTA-CARE PHARMACY SERVICES CORPORATION
INTEGRATED COMMERCIALIZATION SOLUTIONS, INC.
INTERNATIONAL PHYSICIAN NETWORKS, LLC
MEDICAL INITIATIVES, INC.
PHARM PLUS ACQUISITION, INC.

PHARMACY CORPORATION OF AMERICA
PHARMACY CORPORATION OF AMERICA-MASSACHUSETTS, INC.
PHARMERICA DRUG SYSTEMS, INC.
PHARMERICA, INC.
PMSI, INC.
PREMIER PHARMACY, INC.
ROMBRO’S DRUG CENTER, INC.
SOUTHWEST PHARMACIES, INC.
SPECIALTY PHARMACY, INC.
SPECIALTY PHARMACY OF CALIFORNIA, INC.
TAYLOR & MANNO ASSET RECOVERY, INC.
TELPHARMACY SOLUTIONS, INC.
THE LASH GROUP, INC.
TMESYS (TM), INC.
US BIOSERVICES CORPORATION
VALUE APOTHECARIES, INC.,

by
Name:
Title:

AMERISOURCE HERITAGE CORPORATION,

by
Name:
Title:

REIMBURSEMENT EDUCATION NETWORK, LLC,

by
Name:
Title:

PHARMACY HEALTH CARE SOLUTIONS, LTD.,
by	VALUE APOTHECARIES, INC.,
as General Partner,

by
Name:
Title:

by	AMERISOURCEBERGEN DRUG CORPORATION, as Limited Partner,

by
Name:
Title: